Exhibit 99.5

Looking for the % of UPB in each of the cells below

Each of the FICO/LTV strat groups will add up to 100%

1st mortgages
LTV	FICO >700	651-700	601-650	551-600	501-550	450-500	<450	Total
>100	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
90.01-100	3.34	5.60	8.16	4.22	0.71	0.00	0.00	22.04
80.01-90	2.32	5.33	8.58	9.48	6.52	0.00	0.00	32.23
70.01-80	4.35	6.32	6.53	6.92	4.59	0.00	0.00	28.71
60-70	0.46	1.00	2.39	3.06	2.97	0.03	0.00	9.91
<60	0.47	1.12	1.87	2.29	1.34	0.02	0.00	7.11

	10.94	19.38	27.53	25.98	16.13	0.05	0.00	100.00

2nd Mortgages*
CLTV	FICO >700	651-700	601-650	551-600	501-550	450-500	<450	Total
>100	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
90.01-100	38.91	44.45	14.18	0.74	0.00	0.00	0.00	98.28
80.01-90	0.14	0.81	0.77	0.00	0.00	0.00	0.00	1.72
70.01-80	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
60-70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
<60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	39.05	45.27	14.95	0.74	0.00	0.00	0.00	100.00

*	Percentages are for loans were there is both a 1st and 2nd in the pool. Table excludes loans where there is a first lien only

Loss Coverage	moodys	fitch	s&p Fixed	s&p ARM
BBB+	9.50%	7.85%	7.50%	12.25%
BBB	8.50%	7.00%	6.75%	11.00%
BBB-	7.50%	6.35%	6.00%	9.75%
BB	5.75%	5.00%	4.40%	7.00%
B	4.00%	3.75%	2.60%	3.80%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Looking for the % of UPB in each of the cells below

Each of the FICO/LTV strat groups will add up to 100%

1st mortgages

LTV	FICO >700	651-700	601-650	551-600	501-550	450-500	<450	Total
>100								0.00
90.01-100	37,798,692.07	63,332,650.22	92,169,891.99	47,738,253.63	8,043,335.88	0.00	0.00	249,082,823.79
80.01-90	26,192,427.14	60,274,168.91	96,998,027.59	107,174,096.45	73,637,114.58	0.00	0.00	364,275,834.67
70.01-80	49,166,649.09	71,444,099.86	73,764,615.07	78,218,718.15	51,883,978.09	0.00	0.00	324,478,060.26
60-70	5,158,263.16	11,341,591.65	26,992,523.88	34,635,689.46	33,524,339.36	339,016.10	0.00	111,991,423.61
<60	5,292,089.12	12,611,709.88	21,175,338.37	25,860,776.35	15,174,448.33	185,833.79	0.00	80,300,195.84

	123,608,120.58	219,004,220.52	311,100,396.90	293,627,534.04	182,263,216.24	524,849.89	0.00	1,130,128,338.17

2nd Mortgages

LTV	FICO >700	651-700	601-650	551-600	501-550	450-500	<450	Total
>100								0.00
90.01-100	7,193,096.93	8,218,013.43	2,620,515.27	136,967.09	0.00	0.00	0.00	18,168,592.72
80.01-90	24,986.31	150,242.59	142,668.21	0.00	0.00	0.00	0.00	317,897.11
70.01-80								0.00
60-70								0.00
<60								0.00

	7,218,083.24	8,368,256.02	2,763,183.48	136,967.09	0.00	0.00	0.00	18,486,489.83
								1,148,614,828.00

Loss Coverage	moodys	fitch	s&p Fixed	ARM
BBB+
BBB
BBB-
BB
B

Response to Fidelity question for NovaStar 2004-3 pool regarding average balance of loans with MI and LTV just for loans with MI.

Average Balance: 173,505.41

AVERAGE LTV: 82.999

Novastar 2004-3

1,948 records

Balance: 218,192,138

FIXED

Selection Criteria: FIXED
Table of Contents

1. Mortgage Rate Distribution
2. Geographic Distribution
3. Property Type Distribution
4. Use of Proceeds Distribution
5. Occupancy Status Distribution
6. Doc Code Distribution
7. Risk Classifications
8. Original Loan to Value Distribution
9. Combined Loan to Value Distribution
10. Principal Balance Distribution
11. FICO Distribution
12. Prepayment Term
13. Original Term Distribution
14. Remaining Term to Maturity Distribution
15. Seasoning Distribution
16. Mortgage Insurance Provider
17. Lien Distribution
18. Loan Type Distribution
19. Interest Type
20. Initial Rate Cap (ARMs Only)
21. Subsequent Rate Cap (ARMs Only)
22. Max Rate Distribution (ARMs Only)
23. Floor Rate Distribution (ARMs Only)
24. Gross Margins Distribution (ARMs Only)
25. Months to Next Adjustment Distribution (ARMs Only)

1. Mortgage Rate Distribution

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
5.001 to 5.500	8	1,220,101.46	0.56
5.501 to 6.000	60	13,303,525.94	6.10
6.001 to 6.500	144	25,270,426.22	11.58
6.501 to 7.000	274	41,969,188.83	19.23
7.001 to 7.500	213	27,196,512.63	12.46
7.501 to 8.000	291	34,612,734.00	15.86
8.001 to 8.500	168	19,883,262.23	9.11

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
8.501 to 9.000	219	19,664,477.15	9.01
9.001 to 9.500	85	8,711,341.13	3.99
9.501 to 10.000	145	10,109,035.09	4.63
10.001 to 10.500	64	4,615,955.60	2.12
10.501 to 11.000	97	4,498,674.31	2.06
11.001 to 11.500	27	1,519,667.34	0.70
11.501 to 12.000	32	1,464,077.65	0.67
12.001 to 12.500	14	556,388.77	0.25
12.501 to 13.000	107	3,596,769.96	1.65

Total:	1,948	218,192,138.31	100.00

Max: 13.000

Min: 5.125

Weighted Average: 7.812

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2. Geographic Distribution

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Alabama	17	1,486,009.02	0.68
Arizona	53	5,170,510.12	2.37
Arkansas	16	1,575,188.79	0.72
California	354	55,403,882.18	25.39
Colorado	16	1,688,947.40	0.77
Connecticut	22	3,639,934.02	1.67
Delaware	4	505,462.43	0.23
District of Columbia	7	1,066,781.81	0.49
Florida	372	39,805,314.79	18.24
Georgia	44	4,522,866.01	2.07
Idaho	7	478,730.10	0.22
Illinois	28	3,122,581.91	1.43
Indiana	19	1,619,574.31	0.74
Iowa	2	230,365.07	0.11
Kansas	4	478,997.26	0.22
Kentucky	26	1,831,207.67	0.84
Louisiana	65	5,711,829.17	2.62
Maine	20	2,143,819.93	0.98
Maryland	29	3,616,174.32	1.66
Massachusetts	8	1,870,612.72	0.86
Michigan	48	3,582,602.89	1.64
Minnesota	12	666,889.78	0.31
Mississippi	15	1,303,570.19	0.60
Missouri	25	2,150,782.65	0.99
Montana	1	149,859.04	0.07
Nebraska	1	94,424.80	0.04
Nevada	8	720,055.37	0.33
New Hampshire	10	1,377,189.89	0.63

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
New Jersey	26	3,790,376.82	1.74
New Mexico	7	644,234.48	0.30
New York	51	8,090,389.63	3.71
North Carolina	36	3,378,705.04	1.55
Ohio	81	7,026,111.26	3.22
Oklahoma	28	2,005,878.24	0.92
Oregon	19	2,321,120.81	1.06
Pennsylvania	75	8,276,386.70	3.79
Rhode Island	2	245,521.65	0.11
South Carolina	37	3,345,402.36	1.53
Tennessee	72	6,130,893.19	2.81
Texas	170	16,186,250.13	7.42
Utah	1	40,092.69	0.02
Vermont	3	405,944.87	0.19
Virginia	72	7,437,035.15	3.41
Washington	19	1,689,409.04	0.77
West Virginia	11	896,373.26	0.41
Wisconsin	5	267,849.35	0.12

Total:	1,948	218,192,138.31	100.00

Number of States: 46

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3. Property Type Distribution

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Condo	114	11,355,562.67	5.20
Multi-Unit	78	10,686,543.83	4.90
PUD	195	20,380,012.70	9.34
Single Family Residence	1,561	175,770,019.11	80.56

Total:	1,948	218,192,138.31	100.00

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4. Use of Proceeds Distribution

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Cash Out Refinance	1,184	148,413,764.98	68.02
Purchase	627	52,128,176.01	23.89
Rate/Term Refinance	137	17,650,197.32	8.09

Total:	1,948	218,192,138.31	100.00

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5. Occupancy Status Distribution

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Investment (Non-Owner Occupied)	62	6,493,662.89	2.98
Primary	1,866	208,906,990.63	95.74
Secondary Home	20	2,791,484.79	1.28

Total:	1,948	218,192,138.31	100.00

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6. Doc Code Distribution

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Full Documentation	1,024	121,249,322.90	55.57
Limited Documentation	27	3,074,411.30	1.41
No Documentation	196	16,046,029.09	7.35
Stated Income	701	77,822,375.02	35.67

Total:	1,948	218,192,138.31	100.00

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7. Risk Classifications

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Alt A	513	49,872,870.68	22.86
Fico Enhanced	1	115,201.69	0.05
M1	1,080	126,562,702.19	58.01
M2	283	34,118,954.85	15.64
M3	52	5,233,192.69	2.40
M4	19	2,289,216.21	1.05

Total:	1,948	218,192,138.31	100.00

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8. Original Loan to Value Distribution

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
10.01 to 15.00	2	129,807.62	0.06
15.01 to 20.00	4	209,608.85	0.10
20.01 to 25.00	3	253,644.87	0.12
25.01 to 30.00	10	800,473.81	0.37
30.01 to 35.00	14	1,561,261.23	0.72
35.01 to 40.00	22	2,304,443.69	1.06
40.01 to 45.00	22	2,191,092.13	1.00
45.01 to 50.00	38	4,215,789.14	1.93
50.01 to 55.00	72	10,138,996.50	4.65
55.01 to 60.00	70	9,011,002.44	4.13
60.01 to 65.00	90	12,623,413.70	5.79
65.01 to 70.00	124	17,768,739.81	8.14
70.01 to 75.00	137	19,360,877.95	8.87
75.01 to 80.00	306	41,718,279.32	19.12
80.01 to 85.00	149	18,297,788.86	8.39
85.01 to 90.00	254	32,106,447.73	14.71
90.01 to 95.00	151	16,029,511.00	7.35
95.01 to 100.00	480	29,470,959.66	13.51

Total:	1,948	218,192,138.31	100.00

Max: 100.00

Min: 11.59

Weighted Average: 78.57

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9. Combined Loan to Value Distribution

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
10.01 to 15.00	2	129,807.62	0.06
15.01 to 20.00	4	209,608.85	0.10
20.01 to 25.00	3	253,644.87	0.12
25.01 to 30.00	10	800,473.81	0.37
30.01 to 35.00	14	1,561,261.23	0.72
35.01 to 40.00	22	2,304,443.69	1.06
40.01 to 45.00	22	2,191,092.13	1.00
45.01 to 50.00	38	4,215,789.14	1.93
50.01 to 55.00	72	10,138,996.50	4.65

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
55.01 to 60.00	70	9,011,002.44	4.13
60.01 to 65.00	90	12,623,413.70	5.79
65.01 to 70.00	124	17,768,739.81	8.14
70.01 to 75.00	137	19,360,877.95	8.87
75.01 to 80.00	306	41,718,279.32	19.12
80.01 to 85.00	149	18,297,788.86	8.39
85.01 to 90.00	254	32,106,447.73	14.71
90.01 to 95.00	151	16,029,511.00	7.35
95.01 to 100.00	480	29,470,959.66	13.51

Total:	1,948	218,192,138.31	100.00

Max: 100.00

Min: 11.59

Weighted Average: 78.57

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10. Principal Balance Distribution

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
0.01 to 50,000.00	404	13,594,482.21	6.23
50,000.01 to 100,000.00	658	49,592,583.85	22.73
100,000.01 to 150,000.00	450	55,366,918.82	25.38
150,000.01 to 200,000.00	223	38,391,835.06	17.60
200,000.01 to 250,000.00	92	20,629,148.57	9.45
250,000.01 to 300,000.00	58	16,027,580.43	7.35
300,000.01 to 350,000.00	28	9,064,301.54	4.15
350,000.01 to 400,000.00	20	7,443,466.81	3.41
400,000.01 to 450,000.00	6	2,528,458.99	1.16
450,000.01 to 500,000.00	4	1,957,621.83	0.90
550,000.01 to 600,000.00	2	1,152,536.44	0.53
750,000.01 to 800,000.00	2	1,567,078.49	0.72
850,000.01 to 900,000.00	1	876,125.27	0.40

Total:	1,948	218,192,138.31	100.00

Max: 876,125.27

Min: 10,744.13

Average: 112,008.28

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11. FICO Distribution

FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
501 to 525	35	3,756,504.71	1.72
526 to 550	149	14,672,301.04	6.72
551 to 575	170	20,755,065.88	9.51
576 to 600	212	26,111,565.22	11.97
601 to 625	248	31,134,136.88	14.27
626 to 650	288	36,114,161.09	16.55
651 to 675	287	30,135,729.01	13.81
676 to 700	231	24,528,330.64	11.24
701 to 725	145	14,675,238.06	6.73
726 to 750	108	8,900,999.81	4.08
751 to 775	49	5,303,649.37	2.43
776 to 800	22	1,958,108.41	0.90
801 to 825	4	146,348.19	0.07

Total:	1,948	218,192,138.31	100.00

Max: 810

Min: 505

Weighted Average: 635

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12. Prepayment Term

Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
0	635	54,936,075.91	25.18
12	4	636,344.33	0.29
24	155	13,557,633.44	6.21
36	304	38,918,726.43	17.84
60	850	110,143,358.20	50.48

Total:	1,948	218,192,138.31	100.00

Max: 60

Min: 12

Weighted Average: 51

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13. Original Term Distribution

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
109 to 120	8	773,134.35	0.35
169 to 180	696	46,298,345.08	21.22

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
229 to 240	57	7,152,556.60	3.28
289 to 300	1	39,939.97	0.02
349 to 360	1,186	163,928,162.31	75.13

Total:	1,948	218,192,138.31	100.00

Max: 360

Min: 120

Weighted Average: 317

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14. Remaining Term to Maturity Distribution

Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
109 to 120	8	773,134.35	0.35
169 to 180	696	46,298,345.08	21.22
229 to 240	57	7,152,556.60	3.28
289 to 300	1	39,939.97	0.02
325 to 336	1	115,201.69	0.05
349 to 360	1,185	163,812,960.62	75.08

Total:	1,948	218,192,138.31	100.00

Max: 359

Min: 118

Weighted Average: 315

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15. Seasoning Distribution

Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
1 to 6	1,947	218,076,936.62	99.95
31 to 36	1	115,201.69	0.05

Total:	1,948	218,192,138.31	100.00

Max: 32

Min: 1

Weighted Average: 2

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16. Mortgage Insurance Provider

Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
MGIC	555	87,123,795.02	39.93
No MI	1,392	130,953,141.60	60.02
PMI	1	115,201.69	0.05

Total:	1,948	218,192,138.31	100.00

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17. Lien Distribution

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
1	1,514	199,705,648.48	91.53
2	434	18,486,489.83	8.47

Total:	1,948	218,192,138.31	100.00

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18. Loan Type Distribution

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Balloon-15 Year	343	16,015,042.78	7.34
Fixed Rate-10 Year	8	773,134.35	0.35
Fixed Rate-15 Year	354	30,439,081.39	13.95
Fixed Rate-20 Year	57	7,152,556.60	3.28
Fixed Rate-25 Year	1	39,939.97	0.02
Fixed Rate-30 Year	1,160	159,445,768.22	73.08
FR30 IO	25	4,326,615.00	1.98

Total:	1,948	218,192,138.31	100.00

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19. Interest Type

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Fixed	1,948	218,192,138.31	100.00

Total:	1,948	218,192,138.31	100.00

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20. Initial Rate Cap (ARMs Only)

Top

21. Subsequent Rate Cap (ARMs Only)

Top

22. Max Rate Distribution (ARMs Only)

Top

23. Floor Rate Distribution (ARMs Only)

Top

24. Gross Margins Distribution (ARMs Only)

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25. Months to Next Adjustment Distribution (ARMs Only)

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Novastar 2004-3

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.